Exhibit 10.3

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
from
_________________________
(Federal Income Tax Identification No. ________________)
(“Grantor,” “Mortgagor” and “Debtor”)
to
the PUBLIC TRUSTEE OF ______________ COUNTY, COLORADO, TRUSTEE
for the benefit of
_________________________________
(Federal Income Tax Identification No. _____________)
(“Grantee,” “Mortgagee” and “Secured Party,” as nominee)
A REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.  FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE ADDRESS OF THE GRANTOR AND DEBTOR IS:

AND THE ADDRESS OF THE GRANTEE AND SECURED PARTY IS:

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.
THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.
THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.
THIS INSTRUMENT COVERS PRODUCTS OF COLLATERAL.
THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS).  THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER OF WELD COUNTY, COLORADO.  THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.
THIS INSTRUMENT WAS PREPARED BY AND WHEN RECORDED OR FILED SHOULD BE RETURNED TO:

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
________________, a _____________ corporation (hereinafter referred to as “Grantor”), for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by ______________________, a __________ limited liability company, as “Grantee,” “Holder” or “Secured Party” of the obligations as hereinafter recited, and in order to secure the payment and performance of the obligations, covenants, warranties, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN and SET OVER to the Public Trustee of _________ County, Colorado (hereinafter called the “Trustee”) for the benefit of Grantee, and  IN TRUST WITH POWER OF SALE, the following property to the fullest extent such described interests are assignable:
(a)  All of Grantor’s rights, titles, and interests in, under and attributable to the oil and gas leases described in Exhibit A (the “Leases”) including, without limitation, any and all royalty interests and all other interests of whatsoever nature or kind and however characterized in, under or attributable to the Leases;
(b)  All Grantor’s rights, titles and interests in the mineral estate, whether now owned or hereafter acquired, in the Lands described on attached Exhibit A hereto (the “Lands”), including, without limitation, any and all reversionary interests or other interests of whatsoever nature or kind and however characterized in the Lands described on attached Exhibit A, all of which such rights, titles, interests and estates of Grantor and howsoever characterized, together with the rights, title and interests in the Leases described in subparagraph (a) being hereinafter collectively called the “Mineral Interests”;
(c)  All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to (i) the properties now or hereafter pooled or unitized with any part of the Mineral Interests insofar as they are attributable to or derive from the Mineral Interests; and (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction), insofar as they are attributable to or derive from the Mineral Interests;
(d)  Without limitation, all rights, titles and interests now owned or hereinafter acquired by Grantor in oil and gas wells located on the Lands (the “Wells”);
(e)  All rights, titles, and interests now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the “Hydrocarbons”) in, under and which may be produced and saved from the Lands or attributable to the Mineral Interests, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income and proceeds from the sale or use of Hydrocarbons;

(f)  All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Mineral Interests and properties, rights, titles, interests and estates described above which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of the Leases or the Wells or properties including without limitation, easements, servitudes, licenses and other surface use rights;
 (g)  All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Mineral Interests, as the same may be enlarged by the removal of any charges or encumbrances to which the Mineral Interests are subject, or otherwise; together with any and all renewals and extensions of the Leases, properties, rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Grantor in and to the  Lands, Leases and Wells described on Exhibit A;
(h)  All accounts, contract rights, choses in action and general intangibles as such terms are defined in Article 9 of the Uniform Commercial Code from time to time in effect in the State of Colorado (the “Uniform Commercial Code”)  constituting a part of, relating to, or arising out of the Mineral Interests and collateral described or mentioned above, and all proceeds and products of the property and collateral described or mentioned in this and said preceding paragraphs; and
(i)  All of Grantor’s rights, now owned or hereafter acquired, in and to all records which relate to the Lands, Leases, Mineral Interests, and Wells.
All of the properties, interests and rights described in the preceding subparagraphs (a) through (i) shall be hereinafter sometimes referred to as the “Mortgaged Properties”.  If any of the lands covered by the Leases or other instrument mentioned in Exhibit A are incorrectly described, then nevertheless this Mortgage (as defined herein) shall cover all Grantor’s interest in such Leases or other instrument as to all of the lands and interests covered thereby.
TO HAVE AND TO HOLD the Mortgaged Properties, together with all and singular the rights, estates, hereditaments, powers and privileges appurtenant or incident thereto, unto the Trustee and his successors or substitutes in this trust and to his or their successors and assigns, forever.
BUT IN TRUST, NEVERTHELESS, for the benefit and security of the Holders of the obligations and indebtedness secured hereby and upon the trusts and subject to the terms and provisions herein set forth.
Secured Indebtedness
1.1  This instrument (hereinafter called the “Mortgage”) is made irrevocably in trust, with power of sale to secure and enforce the following obligations and indebtedness:
(a)  All Grantor’s obligations and indebtedness to Holder under that certain Secured Promissory Note, of even date herewith, in the face amount of $_______________ (the “Note”) of every kind and character now or hereafter owing by Grantor to the Holder under, whether direct or indirect, primary or secondary, fixed or contingent, and including, without limitation, all advances, debts and liabilities arising under or out of the warranties, representations, indemnity and other obligations made and assumed by Grantor under the Note,  and any and all fees, expenses or costs (including attorneys’ fees) incurred by Holder to enforce any of  their  rights against Grantor thereunder;

(b)  All Grantor’s express and implied obligations assumed under the Leases identified in Exhibit A, including, but not limited to, warranties of title and all other express and implied obligations of Grantor thereunder;
(c)  All other future advances and sums paid by Holder and its successors and assigns on behalf or for the benefit of Grantor, or in satisfaction of obligations owed by Grantor to Holder under the Note.
(d)  All indebtedness and obligations, whether direct or indirect, primary or secondary, fixed or contingent assumed by Grantor hereunder, or relating to the enforcement of the rights of the “Holder” hereunder.
1.2  The indebtedness and obligations referred to in clauses (a), (b), (c) and (d) of Section 1.1 are hereinafter sometimes referred to as the “Secured Indebtedness.”  Grantee, as designated nominee and agent for and on behalf of the Working Interest Owners and its successors and assigns, is referred to herein  as the “Holder.”
ARTICLE II
Representations, Warranties and Covenants
2.1  Grantor represents, warrants and covenants that Grantor is a corporation in good standing in the State of ________ and has full authority to enter into this Mortgage, that Grantor has good right and authority to grant, bargain, sell, transfer, convey, assign and mortgage all its right, title and interest in the Mortgaged Properties; that Grantor is the lawful owner of an undivided 100% mineral interest in the Lands free and clear from all liens, claims and encumbrances by, through and under Grantor, except the lien evidenced by this Mortgage and the rights of the lessee granted under the Leases; and Grantor does hereby bind itself, its heirs, legal representatives, successors and assigns to forever warrant and defend the title to an undivided 100% mineral interest in the Lands unto the said Trustee and Grantee, and their successors and assigns, against the claims of all persons whomsoever claiming or claim the same or any part thereof by, through or under Grantor.  Any additional rights, title, or interest which Grantor may hereafter acquire or become entitled to in the Lands and properties aforesaid or in the oil, gas or other minerals in, under or produced therefrom shall inure to the benefit of this trust and Grantee, the same as if expressly described and conveyed herein.
2.2  With respect to advances and indebtedness arising out of Grantor’s obligations under the Note that become due, Grantor covenants and agrees:
(a)  That Grantor will make timely payment of sums due or to become due under the Note and will make timely payment of all other Secured Indebtedness hereunder.

(b)  That Grantor will observe and materially comply with all of the terms and provisions, express or implied, of the Note.
(c)  That if the validity or priority of this Mortgage or of any right, titles, liens or interests created or evidenced hereby with respect to the Mortgaged Properties or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give written notice thereof to the Holder promptly and, at Grantor’s own cost and expense, Grantor will diligently endeavor to cure any defect that may be  claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel agreeable to the Holder, the prosecution or defense of litigation and the release or discharge of all adverse claims.  If Grantor fails or refuses to take such action, the Trustee and the Holder, or any of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Mortgaged Properties, and all expense so incurred of every kind and character shall be a demand obligation owing by Grantor and shall bear interest at the rate of 8 percent, compounded annually from the date of expenditure until paid and shall be secured by the lien evidenced by this Mortgage, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.
(d)  That Grantor will not, without the prior written consent of the Holder, suffer or permit any lien to be hereafter claimed or created on any of the Mortgaged Properties, and should a lien become attached hereafter in any manner to any part of the Mortgaged Properties without the prior written consent of the Holder, Grantor will cause such lien to be promptly discharged.
(e)  That Grantor will, on request of the Holder, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, the Note, or other documents executed in connection herewith or in the execution or acknowledgment of any thereof, and will execute and deliver any and all additional instruments as may be requested by the Holder to correct such defect, error or omission and will execute, acknowledge and deliver such further assurances and instruments as shall be, in the opinion of the Holder, necessary or proper to convey and assign to the Trustee all of the Mortgaged Properties herein conveyed or assigned, or intended so to be.
(f)  Grantor will proceed with reasonable diligence to correct any material defect in title to the Mineral Interest in the Lands arising by, through or under Grantor which, in the reasonable opinion of Holder, constitutes a material defect should any such defect be found to exist after the execution and delivery of this instrument; and in this connection, should it be found after the execution and delivery of this instrument that there exists upon the Mortgaged Properties any lien or encumbrance, equal or superior in rank to the lien created by this instrument arising by, through or under Grantor, or should any such hereafter arise, Grantor will promptly discharge and remove any such lien or encumbrance from said property.

(g)  Holder at all times shall have the right to release any part of the property now or hereafter subject to the lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have hereunder, without releasing any other part of said property, proceeds or income, and without affecting the lien hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.
(h)  That, promptly upon receipt of any written request from the Holder, Grantor will furnish and deliver, pursuant to such request, any information or data possessed by Grantor with respect to the Mortgaged Properties, including all title materials and other records in the possession, custody or control, and all deeds, conveyances, instruments, contracts, documents, title opinions, title abstracts, division orders, and other records concerning said property.
2.3  Grantor agrees that if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take or to pay any money which hereunder Grantor is required to pay, the Holder, in Grantor’s name or its own name, may (but shall not be obligated to) perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by the Holder and any money so paid by the Holder: (a) shall be a part of the obligations owing by Grantor, (b) shall bear interest from the date of making such payment until paid at the rate of 10 percent compounded annually, (c) shall be a part of the Secured Indebtedness, and (d) shall be secured by the lien evidenced by this Mortgage.  The  Holder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.
ARTICLE III
Assignment of Production, Accounts,
Contract Rights and Proceeds
3.1  To facilitate the discharge of any and all of Grantor’s indebtedness and obligations under the Note and this Mortgage, and as cumulative of any and all rights and remedies herein provided for, Grantor hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS, SETS OVER and DELIVERS to the Holder, its successors and assigns, all of the following upon the failure of Grantee to promptly fulfill its obligations and discharge and pay any indebtedness under the Note or Mortgage:
(a)  All oil, gas, casinghead gas, distillate and other minerals, produced and to be produced from or attributable to the Mineral Interests of Grantor and any other interests now or hereafter constituting a part of the Mortgaged Properties from and after the Effective Date (as hereafter defined);
(b)  All royalties and proceeds of production hereafter payable to or to become payable to Grantor or to which Grantor is entitled by virtue of its Leases or Mineral Interests, and Grantor authorizes and empowers said Holder to demand, collect and receive said royalties and proceeds;

(c)  All amounts, sums, revenues and income which otherwise become payable to Grantor from any of the Lands or under the Leases; and
(d)  All of Grantor’s contract rights, choses in action, and claims of any kind arising out of the Leases to the extent assignable.
Grantor hereby, irrevocably, authorizes and directs that all parties owing royalties or other sums to Grantor attributable to Grantor’s Mineral Interests pay all such amounts directly to the Holder.  The Holder is authorized to collect such amounts and no party making payment shall have any responsibility to see to the application of any funds paid to the Holder, but shall be fully protected in making such payment to the Holder under the assignments herein contained.  Should the Holder bring suit against any third party for collection of any amounts or sums included within this assignment (and the Holder shall have the right to bring any such suit) it may sue either in its own name or in the name of Grantor.
3.2  Grantor authorizes and empowers the Holder to receive, hold and collect all sums of money paid to the Holder in accordance with this assignment and to apply the same as is hereinafter provided, all without any liability or responsibility on the part of the Holder, save as to good faith in so receiving and applying said sums.  All payments provided for in this assignment shall be paid promptly to the Holder.  It is understood and agreed that should said payments provided for by this assignment be less than the sum or sums then due on said indebtedness, such sum or sums then due shall nevertheless be payable by Holder.  Likewise, neither this assignment nor any provision herein contained shall in any manner be construed to affect the lien, rights and remedies herein granted securing said indebtedness, nor Grantor’s liability therefor.  The rights under this assignment are cumulative of the other rights, remedies and powers granted under this Mortgage and are cumulative of any other security which the Noteholder now holds or may hereafter hold to secure the payment of said indebtedness.
3.3  Nothing herein contained shall detract from or limit the absolute obligation of Grantor to make prompt payment of any indebtedness arising under the Note at the time and in the manner provided for therein or shall detract from or limit the absolute obligation of Grantor to make prompt payment  of all amounts owing hereunder at the time and in the manner provided herein, regardless of whether the proceeds herein assigned are sufficient to pay the same, and the rights under this assignment shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of sums due under the Note and all other Secured Indebtedness.
ARTICLE IV
Waiver and Partial Release
4.1  The Holder  may at any time and from time to time in writing:
(a)  Waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing;

(b)  Consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in writing; or,
(c)  Release any part of the Mortgaged Properties, or any interest therein, or any proceeds of Hydrocarbon sales from the lien of this Mortgage, without the joinder of the Trustee.
No such act by Noteholder shall in any way impair the rights of the Holder hereunder except to the extent specifically agreed to by the Holder in such writing.
4.2  The lien and other security rights of the Holder hereunder shall not be impaired by any indulgence, including but not limited to (a) any forbearance, renewal, extension or modification (whether one or more) which the Holder may grant with respect to any Secured Indebtedness, or (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Holder may grant in respect of any item of the Mortgaged Properties or any part thereof or any interest therein.
ARTICLE V
Possession Until Default; Defeasance and Termination
5.1  Unless a default specified in Section 6.1 hereof shall occur and be continuing, Grantor shall retain full right to the Mortgaged Properties subject, however, to all of the terms and provisions of this Mortgage, including without limitation, the assignments under Article III.
ARTICLE VI
Remedies in Event of Default
6.1  The term “default” as used in this Mortgage shall mean the failure of Grantor to pay any sums due Holder under the Note or under this Mortgage within ten (10) days of receipt by Grantor of demand for payment.
6.2           (a)  If a default shall occur and be continuing, the Mortgagee shall have the right and option to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or, in the absence of any such requirements, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers.
(b)  With regard to any part of the Mortgaged Property, it is agreed that the appraisement of any such properties is expressly waived at the option of the Mortgagee, and any such option may be exercised prior to the time judgment is rendered in any foreclosure hereon.
(c)  Notwithstanding any other provision of this Section 6.2, if any of the Secured Indebtedness is not promptly paid, Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

(d)  Notwithstanding any other provision, Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any Secured Indebtedness which has not been paid when due either through the courts or by proceeding with foreclosure.  It is further agreed that several sales may be made hereunder without exhausting the right of sale for any subsequent Secured Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Secured Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Secured Indebtedness.
(e)  The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any event of default shall not be exhausted by any one or more sales.
(f)  Grantor agrees to the full extent that it lawfully may, that in the event of a default that has not been remedied, Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Grantor, its successors or assigns, or its or their agents or servants.
(g)  Every right, power and remedy herein given to Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy.  No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.
(h)  Grantor shall not be relieved of any obligation herein by reason of the failure of Mortgagee to comply with any request of Grantor to foreclose the lien of this Mortgage or the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein.
(i)  Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Secured Indebtedness.  For payment of the Secured Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

(j)  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any event of default or of Mortgagee’s election to exercise (or his actual exercise of) any right, remedy or recourse provided for hereunder; and (c) any right to a marshaling of assets.
(k)  In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Grantor and Mortgagee shall be restored to their former positions with respect to the Secured Indebtedness, this Mortgage, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.
(l)  The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Mortgagee through any proceedings for the enforcement hereof or otherwise, shall be applied:
FIRST, to the payment of all expenses incurred by Mortgagee incident to the enforcement of this Mortgage, the Note or any of the Secured Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Mortgagee under this Mortgage or in executing any power hereunder;
SECOND, to payment of the Secured Indebtedness in such order and manner as Mortgagee may elect; and,
THIRD, to Grantor or as otherwise required by any governmental authority having jurisdiction over the application of such proceeds.
6.3  To foreclose this Mortgage pursuant to the power of public sale contained herein in accordance with the laws of the State of Colorado, in which case Mortgagee/Holder shall (i) deliver to Trustee a written notice of default and election to cause Grantor’s interest in the Mortgaged Properties to be sold, and (ii) deposit with Trustee this Mortgage, and such receipts or evidence of the Secured Indebtedness as Trustee may require.  Upon receipt of such notice from Mortgagee/Holder, Trustee shall give notice of sale and shall sell the Mortgaged Properties according to the laws of the State of Colorado.  The costs and expenses incurred by Mortgagee/Holder in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage.

ARTICLE VII
Security Agreement
7.1  Without limiting any of the provisions of this instrument, Grantor, referred to in this Article VII as “Debtor”  expressly GRANTS unto the Holder (referred to in this Article VII as “Secured Party”, whether one or more), a security interest in all the Mortgaged Properties hereinabove described (including both those now and those hereafter existing) to the full extent that such properties may be subject to the Uniform Commercial Code of the State of Colorado.  The security interest granted hereby also covers and includes all contract rights, general intangibles, choses in actions, and accounts with respect to said properties and all products and proceeds of said properties (said properties, contract rights, choses in action, general intangibles, accounts, products and proceeds thereof being hereinafter collectively referred to as the “Collateral” for the purposes of this paragraph).  Debtor covenants and agrees with Secured Party that:
(a)  In addition to and cumulative of any other remedies granted in this instrument to Secured Party or the Trustee, Secured Party may, in event of default, proceed under said Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under said Uniform Commercial Code, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys’ fees and legal expenses thereby incurred by Secured Party, and toward payment of the Secured Indebtedness in such order or manner as Secured Party may elect.
(b)  Upon a default, Secured Party shall have the right (without limitation, subject to said Uniform Commercial Code) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.
(c)  To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address shown with debtor’s signature hereinbelow at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.
(d)  Secured Party is expressly granted the right to receive the monies, income, proceeds or benefits attributable or accruing to the Collateral and to hold the same as security for the Secured Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Secured Indebtedness, in such order or manner as Secured Party may elect.  All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

(e)  All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.
(f)  Should Secured Party elect to exercise its right under said Uniform Commercial Code as to part of the personal property described herein, this election shall not preclude Secured Party or the Trustee from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property.
(g)  Secured Party may, at its election, at any time after delivery of this instrument, sign one or more copies hereof in order that such copies may be used as a financing statement under said Uniform Commercial Code.  Such signature by Secured Party may be placed between the last sentence of this instrument and the Debtor’s acknowledgment or may follow the Debtor’s acknowledgment.  Secured Party’s signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, or security agreement.
7.2  Any copy of this instrument which is signed by both Debtor and Secured Party may also serve as a financing statement under said Uniform Commercial Code between the DEBTOR, WHOSE ADDRESS IS:

and the SECURED PARTY, WHOSE ADDRESS IS:
This Mortgage secures and shall be security for any and all future advances made by or costs and expenses incurred by Grantee/Holder for the benefit of Grantor, provided, however, that the total unpaid balance secured hereby at any one time shall not exceed $__________.  Nothing contained herein shall be deemed an obligation on the part of Secured Party/Holder Holder to make any further advances or incur any expenses for the benefit of Debtor.

ARTICLE VIII
Miscellaneous
8.1  This instrument is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.
8.2  All options and rights of election herein provided for the benefit of the Holder are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date.  By the acceptance of payment of any indebtedness secured hereby after its due date, the Holder does not waive the right either to require prompt payment when due of all other sums so secured or to regard as a default failure to pay any other sums due which are secured hereby.  No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time. No release of any part of the Mortgaged Properties shall in anywise alter, vary or diminish the force, effect or lien of this instrument on the balance of Mortgaged Properties.
8.3  Any notice, request, demand or other instrument which may be required or permitted to be given or furnished to or served upon Grantor shall be addressed to it at its address set forth below, or such other address as Grantor may furnish to the Trustee and the Holder in writing:

Notices to the Trustee and the Holder shall be deemed to have been properly given if delivered in like fashion to them at:
(1) _________ County Public Trustee, ___________________, and
(2) ___________________________________

or at such other address as the Trustee or the Noteholder may furnish to Grantor in writing.
8.4 If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Trustee, Lender and the Noteholder in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any such provision in any other jurisdiction.
8.5 Grantee and Trustee shall at all times have the right to assign and/or transfer any and all of their rights and privileged under this Mortgage.  All of the terms, provisions, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, and the Holder and successors and assigns of Holder, and shall inure to the benefit of the Trustee and the Holder and their respective successors and assigns. Grantor’s covenants shall constitute covenants running with the lands covered by the Mortgaged Properties, but this provision shall not be construed to authorize any sale or other disposition of the Mortgaged Properties contrary to any other provisions hereof.

8.6 The Mortgage may be executed in multiple counterparts, each of which is deemed to be an original for all purposes although all such executed copies shall evidence and constitute one and the same Mortgage.
8.7 The term “Grantor,” “Mortgagor” and “Debtor” herein used shall include their  successor(s) in interest in the Mortgaged Properties.  The number and gender of pronouns used in referring to Grantor shall be construed to mean and correspond with the number and gender of the individuals and/or corporations executing this instrument as Grantor, and, further, the term “Grantor” herein used shall mean and include both all of the parties executing this instrument as Grantor as well as any single one or more of them.
8.8 The “Effective Date” of this instrument is 7:00 a.m. local time at the location of the Mortgaged Properties on the date this Mortgage is executed and delivered to Grantee by Grantor.
8.9 This Mortgage shall be governed by and construed and interpreted under the laws of the State of Colorado (without giving effect to conflicts of laws principles).
THIS WRITTEN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The Next Page is the Signature Page]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers effective as of May 13, 2015.
“GRANTOR,” “MORTGAGOR” AND “DEBTOR”

By: ______________________________________
Printed Name: ______________________________
Title: _____________________________________

This Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement is executed by the undersigned solely for the purpose of acknowledging and accepting the benefits conferred on Grantee and to evidence its agreement with the covenants of Lender set forth herein.
“GRANTEE,” “MORTGAGEE” AND “SECURED PARTY”

By: ______________________________________
Printed Name: ______________________________
Title: _____________________________________

[The Next Page is the Acknowledgment Page]

ACKNOWLEDGMENTS
STATE OF _____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on this _____ day of ______________. 2015, by ________________________, _________________ of ______________________, on behalf of said corporation.
Witness my hand and official seal.

__________________________________________
Notary Public, State of _______________________
My commission expires: _________________

STATE OF _____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on this _____ day of _____________, 2015, by ___________ the ____________ of __________________________.
Witness my hand and official seal.

__________________________________________
Notary Public, State of  ______________________
My commission expires: _________________

EXHIBIT A
ATTACHED TO AND FORMING A PART OF THE
DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
DATED __________________________,  2015
FROM

This Exhibit A contains specific description of the “Lands,” “Leases,” “Mineral Interests”  and Wells comprising a portion of the “Mortgaged Properties”, as those terms are defined in the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (the “Mortgage”) to which this Exhibit A is attached.
LANDS
The Mortgage covers all right, title and interest the Mortgagor now owns or subsequently acquires in the following lands situated in ____________ County, Colorado (“Lands”):

A-1